UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HEARTLAND GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Preliminary Filing

HEARTLAND GROUP, INC.

Heartland Value Fund

Heartland Value Plus Fund

Heartland Mid Cap Value Fund

January [ ], 2022

Dear Shareholder:

We are writing to inform you of the upcoming special meeting of shareholders of Heartland Group, Inc., a Maryland corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”) to vote on important proposals affecting the Funds. We are asking shareholders of the Funds to: (1) elect six directors of the Company, including two director nominees who are not currently directors of the Funds; and (2) approve a new investment advisory agreement between the Company, on behalf of the Funds, and Heartland Advisors, Inc. (“Heartland Advisors”), the investment adviser to the Funds.

As discussed in more detail in the enclosed Proxy Statement, the existing investment advisory agreements between the Company and Heartland Advisors are expected to terminate in 2022 due to a proposed change of control of Heartland Advisors. As part of Heartland Advisors’ succession plan, Mr. William (“Bill”) J. Nasgovitz, the controlling shareholder of Heartland Advisors’ parent company, intends to transfer a controlling interest in Heartland Advisors to Mr. William (“Will”) R. Nasgovitz, who is the Chief Executive Officer of Heartland Advisors and a director of the Company. The change in control resulting from the transfer of the controlling interest in Heartland Advisors’ parent company from Bill Nasgovitz to Will Nasgovitz will constitute an “assignment” of the existing investment advisory agreements between the Company and Heartland Advisors within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, the change in control of Heartland Advisors will terminate the Funds’ existing investment advisory agreements and require that shareholders approve a new investment advisory agreement for the Funds.

The Board of Directors approved a new investment advisory agreement on behalf of each Fund on December 14, 2021. The new investment advisory agreement will become effective following shareholder approval of the new agreement and the consummation of the change in control of Heartland Advisors. The advisory and other services to be provided by Heartland Advisors under the new investment advisory agreement are substantially similar to the services provided under the prior agreements and no changes in advisory fees will result from the new agreement. The transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment goals will remain the same. Key management personnel are not expected to change and the current portfolio managers will continue to manage the applicable Funds.

The question and answer section that follows discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals. The Board of Directors recommends that you read the enclosed materials carefully and vote FOR each director nominee and FOR the approval of the new investment advisory agreement.

You may attend the meeting in person and vote at the meeting on April 5, 2022, or you may authorize your vote by proxy using one of the following options:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the following toll-free number and follow the recorded instructions: 1-800-690-6903.

•	Telephone (live service): Call the following toll-free number if you have any questions or would like to vote: 1-866-619-4729.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the special meeting of shareholders, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

William R. Nasgovitz

Chief Executive Officer and President

Heartland Group, Inc.

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Funds that require shareholder vote.

Q.            Why am I receiving this Proxy Statement?

A.            You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning the Company.

Q.            What are the proposals about?

A.            This Proxy Statement presents two proposals. All shareholders of the Company, consisting of the Heartland Value Fund, the Heartland Value Plus Fund and the Heartland Mid Cap Value Fund, are being asked to vote on Proposal 1 as a single group. Shareholders of each Fund are being asked to vote separately on Proposal 2.

Proposal 1

This proposal relates to the election of directors to the Board of Directors. The Board of Directors has recommended six nominees to the Board of Directors. Currently, the Board of Directors consists of four directors, and the Board of Directors has voted to increase the number of directors to six, which will result in two vacancies on the Board of Directors. To fill these vacancies, the Board of Directors recommends that you elect Ms. Dianna Gonzales-Burdin and Ms. Dina A. Tantra, each of whom would be an independent director of the Company. The Board of Directors also recommends that you elect the incumbent directors, Mr. Ward D. Armstrong, Mr. Dale J. Kent, Mr. Robert A. Rudell and Mr. Will R. Nasgovitz.

Proposal 2

This proposal relates to the approval of a new investment advisory agreement between Heartland Advisors and the Company, on behalf of each Fund (the “New Advisory Agreement”). As part of Heartland Advisors’ succession plan, Mr. Bill Nasgovitz has agreed to transfer a controlling interest in the firm to his son, Mr. Will Nasgovitz. To implement this transition, Mr. Bill Nasgovitz will restructure some of his ownership of the voting stock of Heartland Advisors’ parent company into non-voting shares and Mr. Will Nasgovitz will become the controlling shareholder of Heartland Advisors’ parent company. The change of control of Heartland Advisors will constitute an “assignment” of the existing investment advisory agreements between Heartland Advisors and the Company, on behalf of each Fund, within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, we are asking shareholders of each Fund to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control.

Q.            Will the investment advisory fee be the same upon approval of the New Advisory Agreement?

A.            Yes. The investment advisory fee applicable to each Fund under the New Advisory Agreement will be the same as the rate in effect prior to the assignment.

Q.            How does the Board of Directors recommend that I vote?

A.            After careful consideration, the members of the Board of Directors, the majority of whom are independent directors of the Company, recommend that you vote FOR the election of each of the director nominees and FOR the approval of the New Advisory Agreement. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.            How can I authorize a proxy or vote my shares?

A.            You may attend the meeting on April 5, 2022 in person and vote at the meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the meeting):

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the following numbers: 1-866-619-4729 (live service) or 1-800-690-6903 (automated service); or

•	Through the Internet, using the website address on your proxy card.

Preliminary Filing

IMPORTANT INFORMATION FOR SHAREHOLDERS

HEARTLAND GROUP, INC.

Heartland Value Fund

Heartland Value Plus Fund

Heartland Mid Cap Value Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Heartland Group, Inc., a Maryland corporation (the “Company”), and each of its series listed above (each, a “Fund” and collectively, the “Funds”) will be held at 790 North Water Street, Suite 1200, Milwaukee, WI 53202 on April 5, 2022, at 10:00 a.m., local time, for the following purposes (each, a “Proposal”):

1.	To elect six directors, Ward D. Armstrong, Dianna Gonzales-Burdin, Dale J. Kent, Robert A. Rudell, Dina A. Tantra and William (“Will”) R. Nasgovitz, to the Board of Directors to serve until their successors are duly elected and qualified; and

2.	To approve a new investment advisory agreement between the Company, on behalf of each Fund, and Heartland Advisors, Inc., the investment adviser to each Fund.

The Board of Directors of the Company recommends that shareholders vote FOR the election of each of the director nominees and FOR the approval of the new investment advisory agreement.

Action will also be taken on any other business that properly comes before the Meeting. Holders of record of shares of a Fund at the close of business on January 10, 2022 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors,

Vinita K. Paul
Secretary of Heartland Group, Inc.

Milwaukee, WI
January [ ], 2022

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. Please note, shareholders who plan to attend the Meeting in person will be required to adhere to any COVID-19-related policies in place at the Meeting location, which may include, without limitation, wearing a mask or cloth face covering while on the premises and practicing social distancing. In light of uncertainties relating to COVID-19, the Company reserves the flexibility to change the date, time, location or means of conducting the Meeting. In the event of such a change, the Company will issue a press release announcing the change, available at https://www.heartlandadvisors.com/News, and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Company a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Company prior to the Meeting.

Preliminary Filing

January [ ], 2022

HEARTLAND GROUP, INC.

Heartland Value Fund

Heartland Value Plus Fund

Heartland Mid Cap Value Fund

790 North Water Street, Suite 1200

Milwaukee, WI 53202

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Directors (the “Board”) of Heartland Group, Inc. (the “Company” or “Heartland”) for voting at a special meeting of shareholders (the “Meeting”) of the Company and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on April 5, 2022, at 10:00 a.m., local time, at 790 North Water Street, Suite 1200, Milwaukee, WI 53202. The Company is a Maryland corporation and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s shares are referred to as “Shares.”

The proposals described in this Proxy Statement are as follows:

	Proposal	Funds to which Proposal Applies
1.	To elect six directors, Ward D. Armstrong, Dianna Gonzales-Burdin, Dale J. Kent, Robert A. Rudell, Dina A. Tantra and William (“Will”) R. Nasgovitz, to the Board of Directors to serve until their successors are duly elected and qualified.	All Funds, voting together

2.	To approve a new investment advisory agreement between the Company, on behalf of the Heartland Value Fund, Heartland Value Plus Fund and Heartland Mid Cap Value Fund, and Heartland Advisors, Inc. (“Heartland Advisors”), the investment adviser to the Funds.	Heartland Value Fund (the “Value Fund”), Heartland Value Plus Fund (the “Value Plus Fund”) and Heartland Mid Cap Value Fund (the “Mid Cap Value Fund), voting separately

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about January [24], 2022, or as soon as practicable thereafter.

A proxy is enclosed with respect to the Shares you own in each Fund. If you return a properly executed proxy, the Shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. Even if you expect to be present at the Meeting, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

If you need additional copies of this Proxy Statement or the proxy card, please e-mail clientservice@heartlandfunds.com or call (800) 432-7856 (toll free). Additional copies of the Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call (414) 347-7777.

For free copies of the Company’s semi-annual report for the fiscal period ended June 30, 2021 and annual report for the fiscal year ended December 31, 2020, please contact the Company at the toll-free telephone number and address listed above or visit the Funds’ website at www.heartlandadvisors.com.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on April 5, 2021:

The Letter to Shareholders, Notice of Meeting and Proxy Statement are available at www.proxyvote.com.

BACKGROUND TO PROPOSALS

Proposal 1

This proposal relates to the election of directors to the Board. The Board has recommended six nominees to the Board. Currently, the Board consists of four directors, and the Board has voted to increase the number of directors to six, which will result in two vacancies on the Board. To fill these vacancies, the Board recommends that you elect Ms. Dianna Gonzales-Burdin and Ms. Dina A. Tantra, each of whom would be an independent director of the Company. The Board also recommends that you elect the incumbent directors, Mr. Ward D. Armstrong, Mr. Dale J. Kent, Mr. Robert A. Rudell and Mr. Will R. Nasgovitz.

Proposal 2

This proposal relates to the approval of a new investment advisory agreement between Heartland Advisors and the Company, on behalf of a Fund (the “New Advisory Agreement”). There are currently two separate investment advisory agreements between the Company and Heartland Advisors (the “Existing Advisory Agreements”) that are in effect (one on behalf of the Value Fund, and one on behalf of the Value Plus and Mid Cap Value Funds). The Existing Advisory Agreements are expected to terminate later this year due to the proposed change of control of Heartland Advisors.

As part of Heartland Advisors’ succession plan, Mr. Bill Nasgovitz has agreed to transfer a controlling interest in the firm to his son, Mr. Will Nasgovitz. To implement this transition, Mr. Bill Nasgovitz will restructure some of his ownership of the voting stock of Heartland Advisors’ parent company into non-voting shares and Mr. Will Nasgovitz will become the controlling shareholder of Heartland Advisors’ parent company. The change of control of Heartland Advisors will constitute an “assignment” of the Existing Advisory Agreements within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, we are asking shareholders of each Fund to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control.

The restructuring of Mr. Bill Nasgovitz’s ownership of the voting shares of Heartland Advisors’ parent company and the related change of control (the “Transaction”) is expected to take place in the second quarter of 2022, contingent upon shareholder approval of Proposal 2. The Transaction is not expected to change in any way the Funds’ day-to-day operations or the services Heartland Advisors provides to its clients, including the Funds. Mr. Bill Nasgovitz will remain the Chairman of Heartland Advisors and a co-portfolio manager of the Value Fund, and Mr. Will Nasgovitz will continue his roles as Chief Executive Officer of Heartland Advisors and a co-portfolio manager of the Value and the Mid Cap Value Funds. The other portfolio managers of the Funds are also expected to continue to manage the Funds following the consummation of the Transaction. The investment goals of the Funds will remain the same.

The Board, the majority of whom are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”), approved the continuation of the Existing Advisory Agreements on May 13, 2021 as part of the annual contract renewal process. The Board approved the New Advisory Agreement on December 14, 2021 in anticipation of the closing of the Transaction in 2022. The New Advisory Agreement is expected to become effective following the closing of the Transaction in the second quarter of 2022, subject to approval by shareholders of each Fund at the Meeting. The advisory and other services to be provided under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreements and no changes in advisory fees will result from the New Advisory Agreement. If shareholders of the Funds do not approve the New Advisory Agreement, the Board of Directors will consider other alternatives and will take such actions as it considers to be in the best interests of the shareholders of the Funds, which may include adjourning the meeting to solicit more votes, continuing to operate under the Existing Advisory Agreements or operating under an interim advisory agreement in accordance with Rule 15a-4 of the 1940 Act.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The material terms of the New Advisory Agreement and Existing Advisory Agreements are compared below under Proposal 2.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, shareholders of all of the Funds will be asked to elect six directors to the Board. Currently, the Board consists of four directors, and the Board has voted to increase the number of directors to six, which will result in two vacancies on the Board. To fill these vacancies, the Board recommends that you elect Ms. Dianna Gonzales-Burdin and Ms. Dina A. Tantra, each of whom would be an Independent Director of the Company. The Board also recommends that you elect the incumbent Independent Directors, Mr. Ward D. Armstrong, Mr. Dale J. Kent and Mr. Robert A. Rudell, and the incumbent director who is considered an “interested person” of the Company (an “Interested Director”), Mr. Will R. Nasgovitz.

Mr. Armstrong, Mr. Kent and Mr. Rudell have previously been elected to the Board by shareholders of the Company. The Board determined to recommend that all director nominees be elected by shareholders. The persons named as proxies intend to vote FOR the election of these nominees as directors of the Company unless such authority has been withheld in the proxy. Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any person will become unavailable for the election as a director. However, if that should occur before the Meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

The following table presents certain information regarding the current directors and director nominees, including their principal occupations. Information is listed separately for Mr. Will R. Nasgovitz, who is the Interested Director nominee, from the Independent Director nominees. The information in the table is as of December 31, 2021.

Independent Director Nominees

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Ward D. Armstrong 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 01/54	Director and Chair of the Nominating and Governance Committee	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (11 registered funds).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Dianna Gonzales-Burdin 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 08/61	Director Nominee	N/A	Retired; Managing Director and Partner of Strategic Investment Group (a registered investment advisor), December 1991 to March 2021; employed by Barclays Global Investors (f/k/a Wells Fargo Nikko Investment Advisors), in the portfolio implementation and transaction management groups prior to 1991.	3	None

Dale J. Kent 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 11/52	Director and Chair of the Audit Committee	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time), R&R Insurance, September 2017 to December 2019; Director (part-time), Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	3	None

Robert A. Rudell 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Dina A. Tantra 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 10/69	Director Nominee	N/A	Co-Chief Executive Officer, Global Rhino, LLC (consulting firm), October 2018 to present; Chief Strategy Officer, CCO Technology, LLC (d/b/a Joot) (consulting and technology firm), February 2019 to present; Executive Vice President, Ultimus Fund Solutions (fund administrator and distributor), August 2017 to September 2018; Managing Director, Foreside Financial Services, LLC (fund administrator and distributor), July 2016 to August 2017; Director and General Counsel, Beacon Hill Fund Services (fund administrator and distributor), February 2008 to July 2016.	3	Trustee, Boston Trust & Walden Funds, August 2021 to present (10 mutual funds); Trustee, Thornburg Income Builder Opportunities Trust, October 2020 to present (1 closed-end fund); Former Director, Advisers Investment Trust, 2012 to 2017 (16 funds).

(1)	Directors of the Company serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)	Only includes directorships held within the past five years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

Interested Director Nominee

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director

William (“Will”) R. Nasgovitz(2) 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 04/78	President and Director Chief Executive Officer	Since 01/20 Since 05/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, since 2012; Director, Heartland Advisors., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, 2006 to 2011; Research Analyst, Heartland Advisors, 2004 to 2006; Research Associate, Heartland Advisors, 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC, 2000 to 2002.	3	None

(1)	Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)	Mr. Will Nasgovitz is considered to be an “interested person” (as defined in the 1940 Act) of Heartland because of his position with Heartland Advisors. Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, founder and Chairman of Heartland Advisors.

Officers of the Company

The following table presents information regarding the officers of the Company in addition to Mr. Will Nasgovitz, the Chief Executive Officer and President of the Company, whose information is included in the table above.

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years

Nicole J. Best 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors in other capacities from 1998 to 2008. Employed by Arthur Andersen LLP, in other capacities, 1995 to 1998.

Vinita K. Paul 790 North Water Street, Suite 1200 Milwaukee, WI 53202 Birthdate: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 08/08 Since 12/16; 08/08-05/16 Since 02/14 Since 04/17	Vice President and General Counsel, Heartland Advisors, since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.

(1)	Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors.

Board of Directors

The Board is responsible for the management of Heartland and provides broad supervision over its affairs. The Board elects the officers of Heartland and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, and the distributor of the Funds’ shares, ALPS Distributors, Inc. (the “Distributor”). The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreements with Heartland Advisors and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of Heartland’s business.

For the fiscal year ended December 31, 2021, the Board met five times. Each incumbent director attended 100% of the Board meetings and the meetings of the Board committees on which the director served during such period. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the offices of Heartland Group, Inc., 790 N. Water Street, Suite 1200, Milwaukee, Wisconsin 53202. Shareholder communications will be sent directly to the applicable Board member(s). The Company currently does not have a policy with respect to Board members’ attendance at shareholder meetings.

Board Leadership Structure

As a matter of policy, Heartland requires that 75% of its Board members and the Chairman of the Board are considered Independent Directors for the purposes of the 1940 Act and directors are generally subject to retirement at the beginning of the year following the year in which they turn age 75. The Independent Chairman participates in the planning of the agenda for Board meetings and presides over meetings of the Board and meetings of the Independent Directors. The Independent Chairman also generally acts as a liaison between Fund officers and other directors between Board meetings. The Chairman may also perform such other functions as may be requested by the Board. The Board reviews its leadership structure regularly and believes it is appropriate and effective in light of the size of Heartland, the nature of its business, and industry practices.

The Board has delegated oversight of the Funds’ risk management to the Audit Committee of the Board. Therefore, the Board’s primary role in the risk oversight of the Funds consists of supervising the work of the Audit Committee, which the Board accomplishes by reviewing reports and observing presentations on risk oversight matters provided by the Audit Committee and providing advice to the Audit Committee, when necessary.

Standing Committees

The standing committees of Heartland’s Board include an Audit Committee and a Nominating and Governance Committee. Both committees consist of all the current Independent Directors: Ward D. Armstrong, Robert A. Rudell, and Dale J. Kent. Mr. Kent serves as Chairman of the Audit Committee, and Mr. Armstrong serves as Chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

Audit Committee. The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, and the operation of the Funds’ pricing procedures, as well as the performance and cooperation of personnel responsible for these functions.

The Audit Committee is primarily responsible for overseeing and evaluating Heartland’s compliance policies and procedures as well as policies with respect to risk assessment and risk management. To aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from Heartland’s management and Chief Compliance Officer regarding Heartland’s operations. The Audit Committee reviews and discusses the Funds’ primary risk exposures and the steps management has taken to monitor and control such risks and, when it deems necessary, communicates its thoughts on how risk assessment and risk management could be improved. While the Board and Audit Committee provide risk oversight, the management of the Funds’ risks is carried out on a day-to-day basis by Fund management, Heartland Advisors, and other Fund service providers. Although the risk management policies and procedures of Heartland Advisors and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective. The Audit Committee held four meetings during the fiscal year ended December 31, 2021. The Audit Committee’s charter is available on the Funds’ website at www.heartlandadvisors.com.

Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for appointment to the Board to fill vacancies and to nominate candidates for election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds made within one year prior to the appointment or election of a director. Nominations from shareholders should be sent to Heartland Group, Inc., Attention: Secretary, 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. The Nominating and Governance Committee will consider properly qualified candidates submitted by shareholders in the same manner it considers other nominees the Committee identifies. The Nominating and Governance Committee is also responsible for general governance matters of the Board, such as identifying and recommending best practices, policies, and procedures. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2021. The Nominating and Governance Committee’s charter is available on the Funds’ website at www.heartlandadvisors.com.

In considering Board candidates, the Committee considers various factors, including but not limited to, a candidate’s judgment, skill, business and professional experience, other directorship experience, special expertise, if any, commitment, willingness and ability to serve, place of residence and proximity or convenience to the Company’s principal officers, character and integrity, public profile and community involvement, diversity, ability to work with others, independence and nature of any relationships with the Funds or its management and other directors. At a minimum, Board candidates must possess a general understanding of mutual funds and understand and agree to discharge his or her duties to shareholders of the Funds and the appointment or election of such person as a director must be in the best interests of the Funds and their shareholders.

Experience and Qualifications of Nominees

A brief summary of each nominee’s specific experience, qualifications, attributes, and skills that led to the Nominating and Governance Committee to conclude that such person should serve as a director of the Company is set forth below.

Ward D. Armstrong. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC, a financial services firm, from October 2013 until July 2015. Mr. Armstrong’s prior experience includes serving as Director of NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, from 2010 to 2013, a Senior Vice President at Ameriprise Financial, Inc. from 1984 to 2007, as President of American Express Asset Management Group from 2002 to 2004, and as Chairman of Ameriprise Trust Company from 1996 to 2007. He has also served as a director on the boards of two other asset management firms, and currently serves on the board of trustees of one other mutual fund family. In addition to his many years of experience in the asset management industry generally, he has extensive experience in developing, evaluating and monitoring asset management portfolios, and Heartland believes Mr. Armstrong possesses a strong background and knowledge base in selling, marketing, and distributing mutual fund shares.

Dianna Gonzales-Burdin. Ms. Gonzales-Burdin has over 33 years of investment industry experience, including 29 years at Strategic Investment Group, a registered investment advisor which designs and implements customized fiduciary investment solutions for large institutional investors, including endowments, foundations, corporate pensions, healthcare systems, and public plans. Ms. Gonzales-Burdin served as Partner and Managing Director of Strategic Investment Group from December 1991 to March 2021. Ms. Gonzales-Burdin previously worked at Barclays Global Investors (previously known as Wells Fargo Nikko Investment Advisors) within the portfolio implementation and transaction management groups. She has experience leading the development and management of a broad, comprehensive, diverse global public equity investment program, implemented across multiple institutional client accounts. These experiences have given Ms. Gonzales-Burdin an extensive knowledge of the capital markets and their internal structures. Heartland believes Ms. Gonzales-Burdin brings significant investment industry, investment strategy assessment, portfolio management and business experience to the Board, as well as a strong knowledge of capital markets and operations and risk assessment in the mutual fund industry.

Dale J. Kent. Mr. Kent has served as Vice President-Capital Markets (part-time) for Continental Properties Company since February 2018, and previously served as a Director (part-time) for the company from September 2017 to February 2018. Mr. Kent also served as Director (part-time) for R&R Insurance from September 2017 to December 2019 and served as the Executive Vice President and Chief Financial Officer at West Bend Mutual Insurance Company from July 2002 until July 2017, where his duties included managing a portfolio greater than $1 billion. Previously, he was a Partner at Arthur Andersen LLP from 1986 to 2002, during which time he supervised numerous audits of mutual funds and hedge funds and provided audit and related services to asset managers and securities firms. Through his many years of experience as an executive and a public accountant, Heartland believes Mr. Kent possesses a strong knowledge of accounting, compliance, and risk assessment in the mutual fund industry.

William (“Will”) R. Nasgovitz. Mr. Will Nasgovitz is the Chief Executive Officer of Heartland Advisors and the Chief Executive Officer and President of the Heartland Funds. He has served as a Portfolio Manager of the Mid Cap Value Fund since February 2015, and the Value Fund from February 2009 to April 2013, and again since May 2019. He also serves as Portfolio Manager for Heartland Advisors’ advisory clients. He previously served as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004. Prior to joining Heartland Advisors, Mr. Will Nasgovitz was a Senior Research Associate with Cambridge Associates from 2000 to 2002. Heartland believes Mr. Nasgovitz brings significant investment industry, portfolio management and business experience to the Board, as well as institutional knowledge about Heartland Advisors and the Funds.

Robert A. Rudell. Mr. Rudell’s experience includes serving as Chief Operating Officer at Zurich Scudder Investments (“ZSI”) from 1998 to 2002, where he was responsible for the systems, operations, and financial reporting of ZSI’s US investment business. He was also President of Scudder Retirement Services from 1996 to 1998 and was employed by IDS/American Express as President of Institutional Retirement Services and other capacities from 1973 to 1996. Mr. Rudell also serves on the boards of directors and audit committees of one other mutual fund family, and a private company. In addition to his many years of experience in the asset management industry generally, Heartland believes Mr. Rudell brings a strong knowledge of operations, compliance, and risk assessment in the mutual fund industry.

Dina A. Tantra. Ms. Tantra has more than 25 years of financial services industry legal and compliance experience. She has served as Co-Chief Executive Officer of Global Rhino, LLC, a consulting firm, from October 2018 to present. She has also served as Chief Strategy Officer of CCO Technology, LLC, a consulting and technology firm, from February 2019 to present. Prior to such positions, she served as Executive Vice President of Ultimus Fund Solutions, a fund administrator and distributor, from August 2017 to September 2018, Managing Director of Foreside Financial Services, LLC, a fund administrator and distributor, from July 2016 to August 2017, and Director and General Counsel of Beacon Hill Fund Services, a fund administrator and distributor, from February 2008 to July 2016. Ms. Tantra’s experience includes leadership and management roles working with investment advisers, broker-dealers and financial products, with particular expertise in mutual fund distribution, servicing and governance. She has held various senior leadership positions in the legal, compliance and governance areas and has experience overseeing a staff of legal, finance and compliance experts. Through her experience and senior leadership roles, Heartland believes Ms. Tantra possesses a strong knowledge of operations, compliance and risk assessment in the mutual fund industry.

Director Ownership of Fund Shares

The table below sets forth the dollar range of Shares of the Funds owned by the directors and director nominees of Heartland as of December 31, 2021. [To be completed]

Name of Director Nominee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Heartland Funds Overseen by Director
Ward D. Armstrong	Over $100,000 (Mid Cap Value) $50,001-$100,000 (Value Plus) $50,001-$100,000 (Value)	Over $100,000

Dianna Gonzales-Burdin	None	None

Dale J. Kent	Over $100,000 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

William (“Will”) R. Nasgovitz	Over $100,000 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Robert A. Rudell	Over $100,000 (Mid Cap Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Dina A. Tantra	None	None

Director Compensation

Heartland pays the compensation of the directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Independent Directors of Heartland Advisors for their services during the fiscal year ended December 31, 2021: [To be completed]

Director Nominee	Aggregate Compensation from Each Heartland Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Heartland Fund Complex Paid to Directors
Ward D. Armstrong	$[X] (Mid Cap Value) $[X] (Value Plus) $[X] (Value)	None	None	$[X]

Dianna Gonzales-Burdin	None(1)	None	None	—(1)

Dale J. Kent	$[X] (Mid Cap Value) $[X] (Value Plus) $[X] (Value)	None	None	$[X]

Robert A. Rudell	$[X] (Mid Cap Value) $[X] (Value Plus) $[X] (Value)	None	None	$[X]

Dina A. Tantra	None(1)	None	None	—(1)

(1)	Neither Ms. Gonzales-Burdin nor Ms. Tantra served as directors of the Funds as of December 31, 2021, and their election to the Board is subject to shareholder approval at the Meeting. Ms. Gonzales-Burdin and Ms. Tantra are currently serving as non-voting observers of the Board, subject to confidentiality and other agreements, and attend and observe Board meetings at the Board’s request. Ms. Gonzales-Burdin and Ms. Tantra receive a per-meeting fee from the Funds and are reimbursed for all reasonable, out-of-pocket expenses incurred in connection with attending Board meetings.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each nominee to the Board.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. (“Cohen”) has been retained by the Audit Committee as the independent registered public accounting firm for the Funds for the fiscal year ended December 31, 2021. Representatives of Cohen are not expected to be present at the Meeting. Since Cohen has not completed the fiscal 2021 audit, no fees have yet been billed for professional services by Cohen with respect to the 2021 audit. The aggregate fees billed for professional services by Cohen and by the firms listed below during the fiscal years ended December 31, 2020 and December 31, 2019 were as follows:

	December 31, 2020(1)	December 31, 2019(2)
Audit Fees	$54,000	$72,000
Audit-Related Fees	7,902	--
Tax Fees	13,500	22,050
All Other Fees	--	--
Total	$75,402	$94,050

(1)	Amounts exclude fees paid to Cohen by Heartland Advisors in connection with Cohen’s review of (a) the combined registration statement/proxy statement on Form N-14 and related issuance of a consent relating to the reorganization of the Heartland Select Value Fund, a former series of the Company, with and into the Mid Cap Value Fund, which was effective as of October 19, 2020; and (b) the combined registration statement/proxy statement on Form N-14 and related issuance of a consent relating to the reorganization of a former series of Financial Investors Trust with and into the Mid Cap Value Fund, which was effective as of March 15, 2020. The audit-related fees include fees billed by Deloitte LLP for certain services in connection with the second reorganization listed in this footnote.

(2)	Amounts include fees paid to Cohen in connection with Cohen’s audit of the financial statements of the Heartland Select Value Fund, a former series of the Company. The tax fees include fees billed by Ernst & Young LLP for certain passive foreign investment company services.

In the above table, “audit fees” are fees billed for professional services rendered by Cohen for the audit of the Funds’ annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds. “Audit-related fees” are fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Funds’ financial statements and not reported under “audit fees.” “Tax fees” are fees billed for professional services rendered by Cohen for tax compliance, tax advice and tax planning. All of Cohen’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of Cohen.

The Audit Committee must pre-approve the audit and non-audit services performed by Cohen in order to assure that the provision of such services does not impair Cohen’s independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Funds’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting. No non-audit fees were billed by the Cohen for services rendered to Heartland (except as described above), Heartland Advisors or any entity controlling, controlled by, or under common control with Heartland Advisors that provided ongoing services to Heartland for the fiscal years ended December 31, 2019 and December 31, 2020. None of the audit-related fees or tax fees in the table above were for services that were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

PROPOSAL 2

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN
THE COMPANY AND HEARTLAND ADVISORS

Shareholders of each Fund will be asked to approve the New Advisory Agreement between the Company and Heartland Advisors. As discussed in greater detail under the “Background” section, the New Advisory Agreement will become effective following the closing of the Transaction, which is contingent upon shareholder approval of Proposal 2. The New Advisory Agreement contains substantially similar terms as the Existing Advisory Agreements with respect to the investment advisory services provided by Heartland Advisors to each Fund and the fee structure is identical to the Existing Advisory Agreements. The Existing Advisory Agreements consist of two substantially similar advisory agreements, one that was entered into on behalf of the Value Fund on October 23, 1984, and the other that was entered into on behalf of the Value Plus Fund and the Mid Cap Value Fund on October 26, 1993 and October 30, 2014, respectively. In addition to the investment advisory and operational services contemplated by the Existing Advisory Agreements, the New Advisory Agreement incorporates various regulatory and business terms and adds more specificity about certain services provided by Heartland Advisors.

The New Advisory Agreement would continue the relationship between the Company and Heartland Advisors and no changes in advisory fees would result from the New Advisory Agreement. The Board and the Independent Directors last approved the Existing Advisory Agreements on May 13, 2021 as part of their regular annual review process. The Existing Advisory Agreements were last approved by the initial shareholder of the Value Fund on or about October 23, 1984, the initial shareholder of the Value Plus Fund on or about October 26, 1993, and the initial shareholder of the Mid Cap Value Fund on October 30, 2014.

Compensation Paid to Heartland Advisors

Under the Existing Advisory Agreements, the Mid Cap Value Fund pays Heartland Advisors an annual advisory fee at the rate of 0.75% of the Fund’s average daily net assets; the Value Plus Fund pays Heartland Advisors an annual advisory fee at the rate of 0.70% of the Fund’s average daily net assets; and the Value Fund pays Heartland Advisors an annual advisory fee at the rate of 0.75% of the Fund’s average daily net assets. The fees are paid in monthly installments.

Pursuant to an operating expense limitation agreement between Heartland Advisors and Heartland, Heartland Advisors has agreed to waive its advisory fees and/or pay expenses of the Mid Cap Value Fund to ensure that the Mid Cap Value Fund’s total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, or extraordinary expenses) do not exceed 1.10% of the Mid Cap Value Fund’s average daily net assets for Investor Class Shares and 0.85% for Institutional Class Shares through at least May 1, 2022. This operating expense limitation agreement can be terminated only with the consent of the Board, except that it terminates automatically upon the termination of the Existing Advisory Agreement. Subject to shareholder approval of Proposal 2, an identical operating expense limitation agreement will be entered into as of the effective date of the Transaction and will continue for a two-year period thereafter.

Heartland Advisors has voluntarily agreed to waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class Shares’ total annual fund operating expenses at a ratio of 0.99% of average daily net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund’s overall expense ratio and increasing the Fund’s overall return to investors.

For the fiscal year ended December 31, 2021, the Funds paid the following advisory fees to Heartland Advisors under the Existing Advisory Agreements of which the certain amounts were contractually waived or recouped by Heartland Advisors on behalf of the Mid Cap Value Fund: [To be completed]

Fund/Fiscal Period Ended		Advisory Fee		(Waiver)/ Recoupment			Advisory Fee After Waiver/Recoupment
Value Fund	$	[XX]		N/A	(1)	$	[XX]
Value Plus Fund	$	[XX]		N/A	(1)	$	[XX]
Mid Cap Value Fund	$	[XX]	$	([XX]	)	$	[XX]

(1)	As noted above, Heartland Advisors has agreed to voluntarily waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds.

Information about Heartland Advisors

Heartland Advisors, founded in 1983, serves as the investment advisor for each Fund and also provides investment advisory services for individuals, institutions, other investment advisors and retirement plans. As of December 31, 2021, Heartland Advisors managed over $[XX] billion of investment assets. Mr. Bill Nasgovitz, Chairman of Heartland Advisors, currently controls Heartland Advisors by virtue of his ownership of a majority of the outstanding voting stock of Heartland Advisors’ parent company, Heartland Holdings, Inc. Heartland Holdings, Inc., 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202, owns 100% of the stock of Heartland Advisors. As described in more detail in the “Background” section, Heartland Advisors’ ownership and control structure is scheduled to change as a consequence of the proposed Transaction. Mr. Will Nasgovitz, the Chief Executive Officer of Heartland Advisors and the Chief Executive Officer, President and a director of Heartland, will become the controlling shareholder of Heartland Advisors by virtue of holding voting power over approximately two-thirds of the voting stock of Heartland Advisors’ parent company following the Transaction. Mr. Bill Nasgovitz currently has the rights described below as grantor with respect to the voting shares of Heartland Advisors’ parent company through Nasgovitz family grantor retained annuity trusts (GRATs) for which Mr. Will Nasgovitz serves as Trustee. Mr. Will Nasgovitz will continue to serve as Trustee of the GRATs following the Transaction and will therefore continue to hold voting and dispositive power over those shares. Mr. Bill Nasgovitz and the other grantor of the GRATs will continue to retain a power of substitution over Heartland Advisors’ parent company shares held through the GRATs, but neither grantor has any present intention of exercising such power.

Information regarding the officers of the Company and their positions with Heartland Advisors is set forth under Proposal 1, above. Officers of Heartland Advisors who also serve as officers of the Company do not currently receive compensation from the Funds for their services as officers of the Company. Mr. Bill Nasgovitz, Mr. Will Nasgovitz, Ms. Nicole J. Best and Ms. Vinita K. Paul own shares of Heartland Advisors’ parent company and accordingly may be deemed to have an interest in Proposal 2. Mr. Bill Nasgovitz (Chairman of Heartland Advisors), Mr. Will Nasgovitz (Chief Executive Officer of Heartland Advisors) and Mr. Matthew J. Miner (Vice President, Chief Risk Officer and Director of Trading of Heartland Advisors) currently serve as directors of Heartland Advisors. Other officers of Heartland Advisors not previously listed are: Bradford A. Evans (Senior Vice President); Kevin D. Clark (Senior Vice President); Michael D. Kops (Vice President); Colin P. McWey (Vice President); Andrew J. Fleming (Vice President); Patrick T. Dowling (Vice President); and Troy McGlone (Vice President). The principal business address for each of the directors and officers of Heartland Advisors is 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202.

Heartland Advisors serves as investment adviser to the Value, Value Plus and Mid Cap Value Funds. Each Fund’s net assets, advisory fee and investment objective follow:

Fund	Net Assets as of December 31, 2021		Advisory Fee as a % of Average Daily Net Assets*	Investment Objective
Heartland Value Fund	$	[XX]	0.75%	To seek long-term capital appreciation through investing in small companies.
Heartland Value Plus Fund	$	[XX]	0.70%	To seek long-term capital appreciation and modest current income.
Heartland Mid Cap Value Fund	$	[XX]	0.75%	To seek long-term capital appreciation and modest current income.

*As described in more detail above under “Compensation Paid to Heartland Advisors,” Heartland Advisors has agreed to contractually waive certain fees and/or reimburse certain expenses for each class of the Mid Cap Value Fund pursuant to an expense cap agreement, and Heartland Advisors has agreed to voluntarily waive certain fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value and Value Plus Funds.

There were no brokerage commissions paid by the Funds to affiliated brokers of Heartland Advisors for the Funds’ fiscal year ended December 31, 2021.

Summary of the New Advisory Agreement and Existing Advisory Agreements

A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Heartland Advisors under the New Advisory Agreement are similar to, and the fee structure is identical as under, the Existing Advisory Agreements. The changes between the New Advisory Agreement and the Existing Advisory Agreements generally relate to regulatory requirements that have been enacted since the Company and Heartland Advisors first entered into the Existing Advisory Agreements, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices and to provide more specificity about the services provided by Heartland Advisors.

Advisory Services. The New Advisory Agreement and Existing Advisory Agreements generally provide that Heartland Advisors will act as investment adviser and manage the investments of each Fund. The Agreements generally provide that Fund assets will be managed in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Company’s current registration statement on Form N-1A, and the New Advisory Agreement further provides that Fund assets will be managed in accordance with any other compliance policies and procedures that the Company adopts and provides to Heartland Advisors. The Agreements also provide that Heartland Advisors, as agent and attorney-in-fact with respect to each Fund, is authorized, in its discretion and without prior consultation with a Fund, to manage each Fund’s investments. The New Advisory Agreement contains a separate provision outlining Heartland Advisors’ responsibilities in its capacity as investment adviser to the Funds, such as managing the investment and reinvestment of Fund assets, making decisions to buy and sell portfolio investments, placing each Fund’s portfolio transactions with broker dealers and causing Heartland Advisors’ officers to attend meetings and furnish reports as reasonably requested by the Company. Heartland Advisors currently provides these services, but they are not set forth in such detail under the Existing Advisory Agreements.

Operational Services. The Existing Advisory Agreements and New Advisory Agreement provide that Heartland Advisors will provide certain financial, accounting and operational services to the Funds. Such services include oversight of the Company’s service providers, furnishing Fund reports, shareholder reporting and communication services, the provision of office space and facilities and making available qualified individuals to serve as officers of the Company (subject to Board approval) to perform such responsibilities required by officers of the Company. The New Advisory Agreement adds provisions that further specify Heartland Advisors’ responsibilities with respect to compliance and operational services to the Company, including, but not limited to: overseeing the Company’s financial reporting processes and coordinating the annual audit; performing administration services with respect to the Company’s compliance program, valuation policy and disaster recovery/business continuity plan; service as the Program Administrator under the Funds’ liquidity risk management program; and performing such other compliance and operational services as deemed necessary. Heartland Advisors currently provides these services, but they are not set forth with such specificity under the Existing Advisory Agreements.

Delegation of Responsibilities. Subject to the Board’s approval and shareholder approval (if required under the 1940 Act), the New Advisory Agreement provides that Heartland Advisors may delegate its duties to a subadviser at Heartland Advisors’ own expense, and, if so, such Agreement provides that Heartland Advisors is responsible for supervising the management of each Fund’s investments by the subadviser. The Existing Advisory Agreements do not contain a similar provision. This provision is included in the New Advisory Agreement for flexibility in the event that the Company desires to offer a subadvised series or add a subadviser to a Fund, which would be subject to approval by shareholders of the Fund.

Advisory Fees. The fee structure is identical under the New Advisory Agreement and Existing Advisory Agreements. The investment advisory fees that Heartland Advisors is entitled to receive from each Fund are presented under “Compensation Paid to Heartland Advisors” above. The Existing Advisory Agreements contain a sub-provision regarding expense limitations prescribed by states in which Shares are qualified for sale. The New Advisory Agreement does not contain a similar provision, as that concept was preempted by federal law.

Expenses to be Paid by Heartland Advisors. The New Advisory Agreement and Existing Advisory Agreements provide that Heartland Advisors, at its own expense, shall furnish office space and all necessary office facilities, equipment and personnel for managing each Fund, as well as cover the expenses relating to the compensation of Heartland Advisors’ officers and directors who are not Independent Directors. The New Advisory Agreement and Existing Advisory Agreements also provide that Heartland Advisors shall assume other expenses incurred by it in connection with managing the assets of each Fund that it expressly undertakes. The New Advisory Agreement provides that Heartland Advisors will cover expenses relating to Heartland Advisors’ trading personnel and trading systems, as well as any special shareholder or Board meetings called for the primary benefit of Heartland Advisors. The New Advisory Agreement clarifies that Heartland Advisors will assume all expenses of marketing Shares to the extent that such expenses exceed amounts paid under any plan of distribution of Shares pursuant to Section 12(b) of the 1940 Act, and all expenses charged by financial intermediaries for sub-administration, sub-transfer agency or other shareholder services (i.e., Sub-TA services) provided to a Fund to the extent such expenses exceed any limits on amounts that may be paid by a Fund as set by the Board. Heartland Advisors currently pays for these expenses, but they are not set forth under the Existing Advisory Agreements. The New Advisory Agreement also clarifies that Heartland Advisors may obtain payment or reimbursement from a Fund’s Rule 12b-1 plan for eligible expenses to be paid by a Fund or a class of a Fund under the Rule 12b-1 plan and such payment is not considered to be part of Heartland Advisors’ compensation under the New Advisory Agreement.

Expenses to be Paid by the Funds. The New Advisory Agreement and Existing Advisory Agreements provide that the Funds shall pay all expenses of their operations not specifically assumed by Heartland Advisors, including, among other things, all charges for the safekeeping and servicing of the Funds’ cash, securities and other property; expenses associated with daily price computations, including pricing services used in the valuation of securities; all charges of legal counsel and independent accountants; all compensation relating to the Independent Directors; all expenses of typesetting, printing and mailing copies of the prospectuses; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all expenses relating to the registration of the Funds under the Securities Act of 1933, as amended, the 1940 Act and applicable state securities laws; and all expenses of bond and insurance coverage required by law or deemed advisable by the Board. The New Advisory Agreement clarifies that the Funds will cover all expenses of shareholder meetings and Board meetings, unless called for the primary benefit of Heartland Advisors. The New Advisory Agreement adds provisions that the Funds shall pay administrative, clerical, recordkeeping and bookkeeping expenses and all costs of borrowing money, which are not set forth under the Existing Advisory Agreements. The New Advisory Agreement also permits the Funds to pay compensation to the Company’s Chief Compliance Officer in an amount approved by the Independent Directors and the Board, which is a standard provision but was not contemplated at the time the Existing Advisory Agreements were drafted.

Limitation on Liability. The New Advisory Agreement and Existing Advisory Agreements generally provide that, in the absence of willful misfeasance, bad faith or gross negligence on Heartland Advisors’ part or reckless disregard of its duties, Heartland Advisors shall not be liable to the Company or its shareholders for any loss suffered by a Fund. The New Advisory Agreement further provides that, absent the circumstances listed above, Heartland Advisors shall not be liable as a consequence of any act or omission of Heartland Advisors in the performance of its duties.

Term and Termination. The New Advisory Agreement provides that the agreement will become effective upon its approval in accordance with the applicable 1940 Act requirements, and that it will become effective for each Fund upon execution of the applicable exhibit relating to a Fund. The New Advisory Agreement will continue in effect with respect to each Fund for two years from the date of execution of such Agreement or date of execution of the applicable exhibit, and thereafter for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The Existing Advisory Agreements similarly provide that the Agreement shall be effective upon execution, subject to shareholder approval, and will continue in effect from year to year as it pertains to such relevant series, subject to approval by the Board or the approval by Fund shareholders in accordance with the 1940 Act. The New Advisory Agreement and Existing Advisory Agreements may be terminated at any time, on 60 days’ prior written notice, by the Board or by vote of a majority of the outstanding voting securities of a Fund or by Heartland Advisors, without the payment of a penalty.

Amendments; Assignment. The Existing Advisory Agreements provide that the Agreement may not be amended without the affirmative vote of a majority of the outstanding voting securities of each Fund. The New Advisory Agreement provides that the Agreement may be amended by the mutual consent of the parties, provided that: (1) the terms of the amendment are approved by the majority of the Board, including a majority of the Independent Directors, cast in a manner required by the 1940 Act or pursuant to exemptive relief therefrom, or (2) if required, by the affirmative vote of a majority of the outstanding voting securities (as such phrase is defined in the 1940 Act) of each Fund. The Existing Advisory and New Advisory Agreements provide that such agreements shall automatically terminate in the event of an assignment.

Other Provisions. The New Advisory Agreement adds provisions to clarify obligations under regulatory requirements and to conform to current industry best practices, such as provisions relating to Heartland Advisors’ adoption of business continuity, cybersecurity, disaster recovery and backup capabilities and facilities. The New Advisory Agreement also provides that Heartland Advisors has proprietary rights in the “Heartland” portion of the Company’s name and provides that Wisconsin law governs the agreement. The New Advisory Agreement also contains new language that permits Heartland Advisors to delegate certain services it provides on behalf of the Funds to third parties, and that the Funds may retain a third-party service providers for class action litigation and securities claim administrative filings services. The Funds will be responsible for expenses associated with the provision of any such services, unless otherwise agreed to by the parties. The New Advisory Agreement also provides that, so long as the Board has delegated proxy voting responsibilities to Heartland Advisors, that Heartland Advisors shall exercise each Fund’s proxy voting responsibilities, and that the Funds are responsible for expenses relating to proxy voting. The Board has already delegated such proxy voting responsibilities to Heartland Advisors, but such delegation was not set forth in the Existing Advisory Agreements. The New Advisory Agreement also has a new provision requiring Heartland Advisors to comply with U.S. anti-money laundering laws.

Board of Directors Evaluation of the New Advisory Agreement

The 1940 Act requires that the Funds’ investment advisory agreements be approved by the vote of a majority of the Independent Directors, cast in the manner required by the 1940 Act or pursuant to exemptive relief therefrom. At a meeting held on December 14, 2021, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement on behalf of each Fund, subject to shareholder approval of Proposal 2.

In considering the New Advisory Agreement, the directors reviewed the legal requirements governing their consideration of the New Advisory Agreement and the relevant factors for the Board to consider, and the Independent Directors also met in executive session on December 14, 2021, with their independent legal counsel, to discuss the approval of the New Advisory Agreement on behalf of each Fund. At or in advance of the December 14, 2021 meeting, the directors reviewed the detailed information provided to the Board by Heartland Advisors with respect to the Board meeting held on May 13, 2021, in connection with the Board’s annual Section 15(c) evaluation, and information that brought key portions of that prior information current, including, but not limited to, performance information, expense information and information on profitability. The directors also reviewed information on the proposed Transaction and Heartland Advisors’ succession plan.

The directors’ approval of the New Advisory Agreement was based on their consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by Heartland Advisors, including the investment process used by Heartland Advisors; (2) the performance of each Fund in comparison to its benchmark index, a peer group and a comparison universe of similar mutual funds; (3) the advisory fees and total net operating expenses of the Funds, including comparative information with respect to a peer group and a comparison universe of similar mutual funds that was presented to the Board at the May 13, 2021 meeting; (4) a comparison of Heartland Advisors’ services and the amounts paid by the Funds with those under Heartland Advisors’ agreements with other clients; (5) the profitability of Heartland Advisors with respect to the Funds; (6) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (7) any benefits accruing to Heartland Advisors from its relationship with the Funds. The Board also considered Heartland Advisors’ recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to effect an orderly, well planned succession and transfer of control from Mr. Bill Nasgovitz to Mr. Will Nasgovitz.

As part of the Board’s process, the Board reviewed and considered various materials, including, but not limited to the following:

MATERIALS RELATING TO THE NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY HEARTLAND ADVISORS:

•	A memorandum prepared by legal counsel regarding the Transaction, as well as discussions with management regarding the Transaction, including the fact that the Transaction is not expected to affect the manner in which each Fund is advised, and management’s assurances that no diminution in services provided by Heartland Advisors will occur;

•	A summary of the qualifications and background of Heartland Advisors’ senior management personnel, as updated;

•	A summary of Heartland Advisors’ investment process for the Funds;

•	Information regarding Heartland Advisors’ risk management practices;

•	Information regarding the operation of Heartland Advisors’ business continuity plan and pandemic plan in response to the COVID-19 global pandemic, as updated;

•	Information regarding initiatives to improve operations and services, as updated;

•	Biographical information for the Fund’s portfolio management teams, as updated, noting the fact that Heartland Advisors’ key management personnel are not expected to change following the Transaction and the current portfolio managers will continue to manage the applicable Funds;

•	Heartland Advisors’ Form ADV Part 2A (brochure) and 2B (supplements);

•	Representative marketing publications; and

•	Information regarding Heartland Advisors’ compliance program.

INFORMATION WITH RESPECT TO FUND PERFORMANCE AND EXPENSES:

•	Discussions with management regarding recent Fund performance and related performance data, and how it compares to performance in the prior periods;

•	Discussions with management regarding the appropriateness of each Fund’s fees and expense levels, noting that (a) the fee structure under the New Advisory Agreement is identical to the fee structure under the Existing Advisory Agreements; and (b) the fact that Heartland Advisors has no present intention to increase the advisory fee rate or alter the contractual and voluntary expense waivers; and

•	A Section 15(c) Report and related materials prepared by FUSE Research Network, LLC (“FUSE”) using Morningstar, Inc. data comparing advisory fees, other expenses and the performance of each class of each Fund against a comparison universe as well as a smaller peer group of funds consisting of such Fund and other open-end funds classified by FUSE as having a similar investment strategy and a comparable asset level as such Fund.

The Board did not consider information regarding Heartland Advisors’ performance for other managed accounts to be a material factor.

MATERIALS RELATED TO HEARTLAND ADVISORS’ SERVICES TO OTHER ACCOUNTS:

•	A schedule of standard account minimums and fees for other accounts managed with investment strategies similar to the Funds; and

•	Information regarding the level of services provided by Heartland Advisors for the Funds as compared to Heartland Advisors’ other clients with investment strategies similar to the Funds.

MATERIALS RELATING TO PROFITABILITY AND ECONOMIES OF SCALE:

•	A profitability analysis prepared by management, as updated;

•	An independent study prepared by FUSE of the profitability of a group of publicly traded asset managers;

•	A summary of revenue-sharing arrangements that Heartland Advisors has with various financial intermediaries, as updated when necessary at quarterly Board meetings; and

•	A memorandum prepared by management discussing economies of scale.

INFORMATION RELATING TO HEARTLAND ADVISORS’ FINANCIAL STRENGTH:

•	Heartland Advisors’ financial statements and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial statements of Heartland Advisors’ parent company and its subsidiary and independent auditor’s report for the years ended December 31, 2020 and December 31, 2019;

•	Consolidated financial information for Heartland Advisors’ parent company for the third quarter ended September 30, 2021 (unaudited);

•	Heartland Advisors’ historical assets under management for the past ten years;

•	Consolidated financial projections of Heartland Advisors’ parent company; and

•	Heartland Advisors’ management succession and personnel contingency plan, including information on the proposed Transaction.

In considering the foregoing documents and information, the Independent Directors were assisted by their independent legal counsel, who was present at all times at the December 14, 2021 meeting, including the executive session, and who provided a memorandum that outlined the duties and responsibilities of the Board in connection with approving the New Advisory Agreement.

In reviewing and discussing this information, the Independent Directors took into account information regularly provided at the Board’s quarterly meetings throughout the year regarding the services provided by Heartland Advisors, the performance of the Funds, expenses, the Funds’ compliance program, asset flows, sales and marketing updates and other relevant matters. The Board also took into account that the changes to terms in the New Advisory Agreement from the Existing Advisory Agreements are generally to conform to current regulatory requirements and industry best practices and to specify the additional advisory and operational services Heartland Advisors provides as investment adviser to the Funds. After considering this information, the Board, including all of the Independent Directors, reached the following conclusions:

•	The nature and extent of the services provided by Heartland Advisors are appropriate for the investment objectives and programs of the Value Plus Fund, Value Fund and Mid Cap Value Fund and are appropriate to assure that each Fund’s operations are conducted in compliance with their investment objectives and strategies, and in compliance with applicable laws, rules and regulations.

•	Heartland Advisors provides a high quality of services to the Funds, based upon: (a) Heartland Advisors’ consistent value investment process, which has been in place for over 37 years; (b) the background and experience of Heartland Advisors’ senior management and the expertise of, and the amount of attention given to the Funds by, investment personnel of Heartland Advisors both before and after the proposed Transaction; (c) the extensive other services provided by Heartland Advisors that benefit the Funds, including compliance services, pricing and risk management services, business continuity services; oversight of service providers and other operational services, such as the provision of Fund officers and office space; and (d) the overall reputation and capabilities of Heartland Advisors. In addition, the Funds and their shareholders benefit from Heartland Advisors’ payments to financial intermediaries for the provision of distribution services and shareholder services.

•	The proposed change of control should not have a significant impact on the services Heartland Advisors provides to the Funds because the Transaction is not expected to affect the manner in which each Fund is advised and Heartland Advisors provided assurances that no diminution in services provided by Heartland Advisors will occur, and the fact that the Company’s key management personnel are not expected to change following the Transaction and the current portfolio managers will continue to manage the applicable Funds.

•	The Funds have experienced positive near-term absolute and relative performance, and positive longer-term performance. The Board noted that the Funds are designed to provide a degree of downside protection, which impacts upside capture. The directors concluded that each Fund and its shareholders were likely to benefit from Heartland Advisors’ continued management under the New Advisory Agreement.

•	The advisory fees charged to the Funds are fair and reasonable based on the nature, scope and quality of the services provided to the Funds, and those fees are competitive, taking into account all relevant circumstances, with fees paid by peer funds and fees charged by Heartland Advisors to other accounts it manages under similar investment strategies.

•	The level of profitability realized by Heartland Advisors from its provision of services to the Funds is reasonable.

•	Heartland Advisors has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the New Advisory Agreement and Heartland Advisors has used these resources and revenues to manage the operations of the Funds in an effective manner that is beneficial to shareholders under the Existing Advisory Agreements.

•	The proposed Transaction will not change the Funds’ or Heartland Advisors’ executive and management teams and should promote the long-term continuity of Heartland Advisors.

With regard to economies of scale, the directors concluded that the Funds’ current fee levels represent an appropriate sharing of economies of scale with shareholders. The directors considered the current expense limitation agreement in place for the Mid Cap Value Fund, as well as the voluntary waivers in place with respect to the Institutional share class of the Value Plus and Value Funds, which provide benefits to shareholders. The directors also considered the proposed expense limitation agreement for the Mid Cap Value Fund, which is substantially similar to the existing agreement, and will be effective upon the effective date of the New Advisory Agreement. The directors also noted that Heartland Advisors continues to invest in resources that benefit the Funds, such as portfolio management support, trading systems, office space and technology.

The Board considered other benefits to Heartland Advisors from serving as advisor to the Funds (in addition to the advisory fee). The Board considered the benefits to Heartland Advisors from soft dollar arrangements whereby Heartland Advisors receives investment research and related services from an executing broker-dealer and through commission sharing arrangements with agency broker-dealers that execute the Funds’ purchases and sales of securities. The Board considered that the research services received from broker-dealers are used to service all accounts managed by Heartland Advisors, including the Funds, and that Heartland Advisors’ separately managed account clients benefit from the research obtained from broker-dealers. While difficult to measure, the directors concluded that the benefits Heartland Advisors receives are fairly modest, and the Board determined such products and services have been used for legitimate purposes beneficial to the Funds by providing assistance in the investment decision-making process. Heartland Advisors also experiences brand and name recognition and other modest benefits due to its association with the Funds. The Board concluded that the other benefits realized by Heartland Advisors from its relationship with the Funds were reasonable.

The directors reached these conclusions after carefully considering all of the information provided by management and after taking into account recent developments and circumstances affecting the Funds. They concluded that the information and materials provided addressed all of the relevant matters that they considered necessary or advisable to assess the performance of the Funds and the performance of Heartland Advisors under the New Advisory Agreement. All of the factors discussed above were considered separately by the Board, including by the Independent Directors in executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination to approve the New Advisory Agreement. On the basis of its review of the foregoing information, the Board found that the terms of the New Advisory Agreement were fair and reasonable and in the best interests of the shareholders of each Fund.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION

Voting Information

General; Record Date. The record holders of the outstanding Shares of each Fund as of the close of business on January 10, 2022 (the “Record Date”) are entitled to one vote per Share (and a fractional vote per fractional Share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your Shares will be voted as you instruct. If no choice is indicated, your Shares will be voted FOR each of the director nominees and FOR the approval of the New Advisory Agreement, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of Heartland a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the Meeting. If not so revoked, the Shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.

As of the Record Date, the following Shares of each Fund were issued and outstanding.

[To be completed]

Fund	Investor Class	Institutional Class	Total Number of Shares Outstanding
Heartland Value Fund	[X]	[X]	[X]
Heartland Value Plus Fund	[X]	[X]	[X]
Heartland Mid Cap Value Fund	[X]	[X]	[X]

Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Company and officers and employees of Heartland Advisors (who will receive no extra compensation for their services) and representatives of Broadridge Financial Solutions, Inc. may solicit proxies by telephone, the Internet, facsimile, letter or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The Funds will bear the costs associated with preparing, printing and mailing costs of the enclosed proxy card, accompanying notice and Proxy Statement in connection with the election of directors. The cost of preparing, printing and mailing the enclosed proxy card, accompanying notice and Proxy Statement and all other costs in connection with the solicitation of proxies with respect to the Proposal 2 will be borne by Heartland Advisors. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation for Proposal 1 and by Heartland Advisors for Proposal 2. Broadridge Financial Solutions, Inc. has been retained as proxy tabulator and proxy solicitation agent and such costs are estimated to be approximately $350,000, which will be paid for by the Funds and Heartland Advisors according to the foregoing methodology.

Quorum. In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Company or Fund, as applicable, eligible to vote on such Proposal. The presence at the Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the Shares of the Fund or the Company, as applicable, outstanding and entitled to vote on a Proposal constitutes a quorum for such Proposal. However, as discussed below, since Proposal 2 must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, more than 50% of each Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve Proposal 2. The quorum required for approval of Proposal 1 is a Company-wide quorum and shareholders of the Funds will vote as a single group.

Abstentions and Broker Votes. For purposes of determining the presence of a quorum for Proposal 1 and Proposal 2, abstentions and broker “non-votes” will be counted as Shares present. Broker “non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect on the vote on Proposal 1. Abstentions and broker non-votes will have the effect of an “against” vote on Proposal 2 since such Shares are not voted in favor of this Proposal.

Adjournment. Whether or not a quorum is present at the Meeting, and if sufficient votes to approve a proposal are not received, the presiding officer or the Secretary of the Meeting may adjourn the Meeting to a date not more than 120 days after the Record Date to permit the further solicitation of proxies without further notice other than an announcement at the Meeting in accordance with the Company’s bylaws and as permitted under Maryland law. For example, if a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve Proposal 2 for a Fund are not received by the time scheduled for the Meeting, the presiding officer or the Secretary may propose one or more adjournments of the Meeting for a Fund or all Funds requiring such adjournment to permit further solicitation of proxies.

Votes Required to Pass Proposals

Proposal 1. Shareholders of the Funds will vote together as a single group for purposes of electing the directors. A director nominee must receive the affirmative vote of a plurality of votes validly cast in person or by proxy at the Meeting at which a quorum is present in order to be elected to the Board. Because the size of the Board is set at six directors, the six persons who receive the largest number of votes will be elected to the Board. In the election of directors, votes may be cast “for” the nominee or withheld. Proposal 1 is not contingent upon shareholder approval of Proposal 2.

Proposal 2. Shareholders of the Value Fund, the Value Plus Fund and the Mid Cap Value Fund will vote separately for purposes of approving the New Advisory Agreement. In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund. The proposed Transaction is contingent upon approval of Proposal 2 by the shareholders of each Fund.

Alternatives

If Proposal 2 is not approved by shareholders of all the Funds, the Board will consider other alternatives and will take such actions as it considers to be in the best interests of the shareholders of the Funds, which may include adjourning the Meeting to solicit more votes, continuing to operate under the Existing Advisory Agreements or operating under an interim advisory agreement in accordance with Rule 15a-4 of the 1940 Act. The Board, at any time, may also elect to withdraw a proposal from consideration at the Meeting. A decision to withdraw a proposal may arise if, because of changed circumstances, the Proposal is either no longer necessary or appropriate. Should the Board elect to withdraw a proposal, the proposal will not be presented at the Meeting, and any proxies received regarding that proposal will not be voted. If time permits, shareholders will be notified if the proposal is withdrawn.

Security Ownership of Certain Beneficial Owners [To be completed]

The following table sets forth certain information with respect to the beneficial ownership of Shares of the Funds as of December 31, 2021 for the following persons:

•	persons known by the Company to own beneficially or of record 5% or more of the outstanding Shares of any class of the Funds:

•	each of the director nominees;

•	each of the officers; and

•	All of the director nominees and officers as a group.

Name and Address	Fund and Class of Shares	Number of Shares	Percent of Class
Director Nominees and Officers:**
Ward D. Armstrong	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Dianna Gonzales-Burdin	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Dale J. Kent	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
William (“Will”) R. Nasgovitz	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Robert A. Rudell	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Dina A. Tantra	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Nicole J. Best	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Vinita K. Paul	Heartland Value Fund—[Class]	[X]	[X]
	Heartland Value Plus Fund—[Class]	[X]	[X]
	Heartland Mid Cap Value Fund—[Class]	[X]	[X]
Directors and Officers as a Group (8)	Heartland Value Fund—Investor Class	[X]	[X]
	Heartland Value Plus Fund—Investor Class	[X]	[X]
	Heartland Mid Cap Value Fund— Investor Class	[X]	[X]
	Heartland Value Fund—Institutional Class	[X]	[X]
	Heartland Value Plus Fund—Institutional Class	[X]	[X]
	Heartland Mid Cap Value Fund—Institutional Class	[X]	[X]
5% Shareholders:
[Name]	[Fund]—[Class]	[X]	[X]
[Address]

*The Company believes that this entity, the holder of record of these Shares, is not the beneficial owners of such Shares.

** The address for this group is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

+ Represents beneficial ownership of less than 1.00% of the outstanding Shares of the class of the Fund.

As of December 31, 2021, no person owned a controlling interest (i.e., more than 25%) in the Company. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Company or a Fund. [To be updated as necessary]

Principal Underwriter; Administration, Bookkeeping, and Accounting

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, acts as principal underwriter and distributor of the Shares of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, provides certain bookkeeping and accounting services to the Funds.

Householding

The SEC has adopted rules that permit investment companies, such as the Company, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.

To receive additional copies or discontinue our practice of householding your materials, you may call Shareholder Services at 1-800-432-7856, or write to ALPS Fund Services, Inc., at 1290 Broadway, Suite 1000, Denver, Colorado 80203. If you choose to discontinue the practice of householding your materials, the Funds will begin to send separate copies to you within 30 days after we receive your notice of discontinuation.

Shareholder Proposals for Subsequent Meetings

The Company does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Funds’ Secretary at its principal office within a reasonable time before the Company begins to print and send its proxy materials. Any shareholder proposal that is not submitted before the Company sends out its proxy materials will be considered untimely and will not be included in the proxy materials. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Company’s organizational documents.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to Proposals 1 and 2, no other business may properly come before the Meeting. If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

Dated: January [ ], 2022

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY.

EXHIBIT A

HEARTLAND GROUP, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is entered into as of the ____ day of _______, 2022, between Heartland Group, Inc., a Maryland corporation (the “Company”), and Heartland Advisors, Inc., a Wisconsin corporation (the “Advisor”).

W I T N E S S E T H

WHEREAS, the Company is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is authorized to create separate series, each with its own separate investment portfolio (each a “Fund”).

WHEREAS, the Advisor is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), engaged in the business of rendering investment advisory services.

WHEREAS, the Company seeks the benefit of the Advisor’s investment services and its assistance in performing other functions for the Company. The Advisor desires to furnish such services and to perform the functions assigned to it under this Agreement for the consideration provided for herein.

NOW THEREFORE, the parties mutually agree as follows:

1.            Appointment. The Company hereby appoints the Advisor to act as investment adviser and to provide related services for each of the Funds on whose behalf the Company executes an Exhibit to this Agreement, and the Advisor, by execution of each such Exhibit, accepts the appointment. Subject to the oversight by the Board of Directors (the “Directors” or the “Board”) of the Company, the Advisor shall manage the investment and reinvestment of the assets of each Fund in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Company’s current registration statement on Form N-1A (“Registration Statement”) and any additional compliance policies and procedures that the Company reasonably adopts and provides to the Advisor (the “Policies and Procedures”), for the period and upon the terms herein set forth. The Advisor, as agent and attorney-in-fact with respect to each Fund, is authorized, in its discretion and without prior consultation with a Fund, to manage the investment and reinvestment of securities and other assets of each Fund. The investment of funds shall also be subject to all applicable restrictions of the Company’s Articles of Incorporation and Bylaws (collectively, the Articles of Incorporation and Bylaws are hereinafter referred to as the “Organizational Documents”) as may from time to time be in force, and to the provisions of the Internal Revenue Code applicable to each Fund as a regulated investment company.

2.            Investment Advisory Functions. In its capacity as investment adviser, the Advisor shall have the following responsibilities:

(a)            To manage the investment and reinvestment of the securities and other assets of each Fund;

(b)            To make the decisions to buy and sell portfolio investments, to place each Fund’s portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on behalf of such Fund; and

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(c)            To cause the Advisor’s officers and employees to attend meetings and furnish oral or written reports, as the Company may reasonably require, in order to keep the Directors and appropriate officers of the Company fully informed as to the condition of the investments of the Funds, the investment recommendations of the Advisor, and the investment considerations that have given rise to those recommendations.

3.            Delegation of Investment Advisory Functions. Subject to the Board’s approval, the Advisor is hereby authorized to delegate all or any of its duties hereunder to a subadvisor or subadvisors, including affiliates of the Advisor, each of which is registered as an investment adviser pursuant to the Advisers Act (each, a “Subadvisor”). The Advisor shall supervise the activities of each Subadvisor and any such delegation shall not relieve the Advisor of any of its duties hereunder. Each Subadvisor’s employment will be evidenced by a separate written agreement approved by the Directors and, if required under the 1940 Act, by the shareholders of the applicable Fund (unless the Securities and Exchange Commission (“SEC”) or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Advisor shall not be liable hereunder for any act or omission of any Subadvisor, except for failure to exercise good faith in the employment of the Subadvisor and for failure to exercise appropriate supervision of such Subadvisor, and as may otherwise be agreed in writing. The Advisor shall be solely responsible for compensating any Subadvisor for services rendered under any subadvisory agreement. The Advisor may, from time to time and at any time, terminate any Subadvisor and reassume the responsibilities assigned to such Subadvisor with respect to any Fund without obtaining the approval of the shareholders of the Fund.

4.            Compliance, Financial and Operational Services. The Advisor shall provide the following compliance, financial and operational services to the Company and each Fund, subject to the oversight of the Directors.

(a)            Make available qualified individuals to serve as officers of the Company, subject to the approval of the Directors (and, in the case of the Chief Compliance Officer, the requirements of Rule 38a-1 under the 1940 Act) to perform such responsibilities required by officers of the Company, including, but not limited to, certifying the Funds’ financial statements and required regulatory filings, signing the Company’s registration statement on Form N-1A and executing other agreements or documents relating to the Company or the Funds;

(b)            Oversee the Company’s financial reporting processes and coordinate the annual audit;

(c)            Prepare and administer contracts on behalf of the Funds;

(d)            Oversee and coordinate the Company’s service providers;

(e)            Provide support services for meetings of the Directors and shareholders of the Funds;

(f)            Provide shareholder servicing support;

(g)            Perform services with respect to the Company’s compliance program, valuation policy and disaster recovery/business continuity plan;

(h)            Serve as Program Administrator under the Funds’ liquidity risk management program;

(i)            Secure and monitor fidelity bond and director and officer liability coverage, and make the necessary SEC filings related thereto;

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(j)            Provide office space and facilities for the Company; and

(k)            Perform such other compliance, financial and operational services that are necessary in connection with the ongoing operation of the Funds and are not otherwise delegated another service provider of the Company.

5.            Obligations of the Advisor. With respect to all matters relating to its performance under this Agreement, the Advisor and its directors, officers and employees will act in accordance in all material respects with applicable law and with the Company’s Organizational Documents and regulatory filings, including its Registration Statement, as amended, and compliance Policies and Procedures adopted pursuant to Rule 38a-1 under the 1940 Act and the Company’s other Policies and Procedures, all to the extent required under applicable law in connection with the Advisor’s provision of services under this Agreement.

(a)            The Advisor agrees to cooperate with periodic reviews (at reasonable times and in reasonable number) of the Advisor’s compliance program by the Company’s compliance personnel in performance of the Company’s responsibilities under Rule 38a-1 of the 1940 Act. Upon becoming aware thereof, the Advisor agrees to promptly notify the Company of any material compliance violations which affect the Company or any Fund.

(b)            The Advisor shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and SEC requirements through which the Advisor will be able to perform its obligations hereunder with minimal disruptions or delay.

(c)            The Advisor has adopted and shall maintain a Code of Ethics complying with Rule 204A-1 of the Advisers Act.

(d)            To the extent prohibited by Regulation S-P, the Advisor and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Company regarding any shareholder unless in accordance with an exception under Regulation S-P; or as otherwise may be permitted by law. The Advisor represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and non-public personal information of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder.

(e)            The Advisor agrees to use its best efforts to assist the Company in complying with the Sarbanes-Oxley Act and implementing the Company’s disclosure controls and procedures. The Advisor agrees to inform the Company of any material development related to the Advisor that the Advisor reasonably believes is relevant to the Company’s certification obligations under the Sarbanes-Oxley Act.

(f)            The Advisor shall provide such information as may reasonably be requested by the Directors under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.

(g)            The Advisor will make available and provide such information as the Company, its officers and legal counsel may reasonably request for use in the preparation of the Registration Statement, reports and other documents required by any applicable statutes or regulations.

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(h)            The Advisor shall immediately notify the Company of the occurrence of any event which would disqualify the Advisor from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

6.            Obligations of the Company. The Company shall have the following obligations under this Agreement:

(a)            To furnish the Advisor with a copy of the financial statements and reports prepared for the Funds by the Company’s independent registered public accounting firm;

(b)            To furnish the Advisor with copies of the Registration Statement and Organizational Documents, each as currently in effect and including all amendments and restatements thereto, if such Organizational Documents have not yet been delivered by the Company to the Advisor. The Company will promptly provide the Advisor with any Policies and Procedures applicable to the Advisor adopted from time to time by the Company and agrees to promptly provide the Advisor with copies of all amendments thereto;

(c)            To furnish the Advisor with any further materials or information which the Advisor may reasonably request to enable it to perform its functions under this Agreement; and

(d)            To compensate the Advisor for its services in accordance with the provisions of paragraph 7 hereof.

7.            Compensation. Each Fund shall pay to the Advisor for its services a monthly fee, as set forth on the Exhibits hereto, payable on the last day of each month during which or during part of which this Agreement is in effect. For the month during which this Agreement becomes effective and any month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective. The Advisor may, from time to time and for such periods as it deems appropriate, reduce its compensation (and/or assume expenses) for one or more of the Funds.

8.            Expenses to be Paid by the Advisor. The Advisor shall furnish to the Funds, at its own expense, office space and all necessary office facilities, equipment and personnel for managing each Fund. The Advisor shall also assume and pay all other expenses incurred by it in connection with managing the assets of each Fund; all expenses of marketing shares of each Fund to the extent that such expenses exceed amounts paid under any plan of distribution of shares pursuant to Section 12(b) of the 1940 Act; all expenses charged by financial intermediaries such as banks, broker-dealers or retirement plan administrators for sub-administration, sub-transfer agency or other shareholder services (collectively, “Sub-TA” services) provided to a Fund to the extent such expenses exceed any limits on amounts that may be paid by a Fund as set by the Board; all expenses relating to the Advisor’s trading personnel and trading systems; all expenses of special shareholder and Board meetings that are convened for the primary benefit of the Advisor; and the reasonable compensation, fees and related expenses of the Company’s officers and directors, except for the directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company or the Advisor (the “Independent Directors”); provided, however, that the Company or the Funds may pay compensation to the Company’s Chief Compliance Officer in an amount approved by the Independent Directors and the Board. The Advisor may obtain payment or reimbursement from a Fund’s Rule 12b-1 plan adopted in accordance with the 1940 Act for eligible expenses to be paid by a Fund or a class of a Fund pursuant to such Rule 12b-1 plan and such payment or reimbursement shall not be considered to be part of the Advisor’s compensation pursuant to this Agreement. The Advisor shall not be obligated to pay any expenses of or on behalf of any Fund not expressly assumed by the Advisor herein.

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9.            Expenses to be Paid by the Funds. The Funds shall pay all expenses of its operation not specifically assumed by the Advisor, including, but not limited to, all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; administrative, clerical, recordkeeping and bookkeeping expenses; all expenses associated with daily price computations, including pricing services used in the valuation of securities; all charges of legal counsel and of independent accountants; all compensation of the Independent Directors and all expenses incurred in connection with their services to the Funds; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of shareholder and Board meetings, unless such meeting is convened for the primary benefit of the Advisor; all expenses of typesetting of the Funds’ prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other taxes; all expenses of bond and insurance coverage required by law or deemed advisable by the Board; all expenses of qualifying and maintaining qualification of shares of the Funds under the securities laws of such U.S. and non-U.S. jurisdictions as the Funds may from time to time reasonably designate; all expenses of maintaining the registration of the Funds under the Securities Act of 1933, as amended, the 1940 Act and any applicable state securities laws; such compensation payable to the Company’s Chief Compliance Officer by the Funds as approved by the Independent Directors and the Board; and any expenses incurred in connection with other services provided in accordance with paragraph 12 hereof unless otherwise agreed to by the parties. In addition to the payment of expenses, the Funds also shall pay all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities for the Funds. Any expenses borne by the Funds that are attributable solely to the operation or business of any particular Fund shall be paid solely out of such Fund’s assets. Any expenses borne by the Funds that are not solely attributable to any particular Fund shall be apportioned in such manner as the Advisor determines is fair and appropriate, or as otherwise specified by the Board.

10.            Brokerage Commissions. The Advisor is authorized and directed to place Fund transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that the Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of the Advisor. In placing Fund business with such broker or dealers, the Advisor shall seek the best execution of each transaction, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934 and other applicable state and federal laws. The Fund may execute transactions through the Advisor or its affiliates on the terms and subject to the conditions described in the Company’s Policies and Procedures.

11.            Proprietary Rights. The Advisor has proprietary rights in the portion of the Company’s name derived from the Advisor’s name and any portion of a Fund’s name including or derived from the Advisor’s name. The Company acknowledges and agrees that the Advisor may request the Company to withdraw the use of such names from a Fund or the Company should it cease to act as the investment advisor to any Fund.

12.            Other Services.

(a)            Services Delegated By the Advisor. From time to time, the Advisor may delegate certain services it provides on behalf of the Funds to third parties, subject to Board review and/or approval. The Advisor will adopt or maintain policies and procedures with respect to such delegated services. In accordance with paragraph 9 hereof, the Funds shall pay all expenses relating to any services delegated by the Advisor to a third party, on behalf of the Funds, unless otherwise agreed to by the parties.

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(b)            Class Action Services. Subject to Board approval, the Company, on behalf of each Fund, agrees that the Funds may retain a third party, if deemed advisable by the Company, to provide class action litigation monitoring and securities claim filing administration services involving securities held or previously held by a Fund (a “Class Action Service”). The Advisor is authorized to appoint a Class Action Service as a Fund’s agent to prepare and file proofs of claim, accept and process settlement payments and otherwise participate in class actions involving securities held or previously held in such Fund. The Company further authorizes the Advisor to provide Fund transaction information and other information about the Fund to the Class Action Service as necessary to file and process claims on the Fund’s behalf and in accordance with applicable Policies and Procedures. The Advisor shall not render advice or take any action with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held in the Funds. In accordance with paragraph 9 hereof, the Funds shall pay all expenses relating to the retention of a Class Action Service for services rendered to the Funds.

(c)            Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has delegated responsibility for proxy voting decisions with respect to the securities held by the Funds to the Advisor. So long as proxy voting authority for a Fund has been delegated to the Advisor, the Advisor shall exercise the Fund’s proxy voting responsibilities. The Advisor shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Company. The Advisor shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Advisor may be revoked or modified by the Board at any time. The Company acknowledges and agrees that the Advisor may delegate its responsibility to vote proxies for a Fund to a Fund’s Subadvisor, if applicable. In accordance with paragraph 9 hereof, the Funds shall pay all expenses relating to proxy voting with respect to the securities held by the Funds.

13.            Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Company has adopted an Anti-Money Laundering Program Statement of Policy and Procedures. The Advisor agrees to comply with the Company’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Company and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Company. The Company may disclose information regarding the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14.            Limitation of Liability. The Advisor shall not be liable to the Company or the shareholders of a Fund for any loss suffered by a Fund or its shareholders from or as a consequence of any act or omission of the Advisor, or of any of the directors, officers, employees or agents of the Advisor, in connection with or pursuant to this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or by reason of reckless disregard by the Advisor of its obligations and duties under this Agreement.

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15.            Term. This Agreement shall become effective for each Fund upon its approval in accordance with the requirements of the 1940 Act and upon execution of the applicable Exhibit. The Agreement shall continue in effect with respect to each Fund for two years from the effective date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation shall be specifically approved at least annually (i) by the vote of a majority of the Directors of the Company, including a majority of the Independent Directors, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; or (ii) by the vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of each Fund. If a Fund is added after the date first written above, this Agreement will be effective as to that Fund upon execution of the applicable Exhibit and will continue in effect in accordance with the requirements of the 1940 Act.

16.            Termination. This Agreement may be terminated at any time, without penalty, by the Directors or by the shareholders of a Fund acting by the vote of at least a majority of its outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days’ written notice of termination be given to the Advisor. This Agreement may also be terminated by the Advisor at any time by giving 60 days’ written notice of termination to the Company.

17.            Service to Other Clients. Nothing herein contained shall limit the freedom of the Advisor or any affiliated person to render investment advisory or subadvisory services and operational services to other investment companies, to act as investment adviser, subadviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

18.            Assignment. This Agreement shall terminate automatically in the event of any assignment (within the meaning of Section 2(a)(4) of the 1940 Act) of this Agreement.

19.            Amendments. This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder, at a meeting called for such purpose and (ii) if necessary, by a vote of a majority of the outstanding “voting securities” (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

20.            Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts.

This Agreement will become binding on the parties hereto upon their execution of the Exhibits to this Agreement.

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EXHIBIT A

to the

INVESTMENT ADVISORY AGREEMENT

HEARTLAND VALUE FUND

For all services rendered by Heartland Advisors, Inc. (the “Advisor”) hereunder, the above-named Fund, a series of Heartland Group, Inc., shall pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Advisor monthly.

Executed as of the ____ day of _______, 2022.

HEARTLAND ADVISORS, INC.

By:
Nicole J. Best, Senior Vice President, Chief Financial Officer and Chief Accounting Officer

HEARTLAND GROUP, INC.

By:
William R. Nasgovitz, Chief Executive Officer and President

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EXHIBIT B

to the

INVESTMENT ADVISORY AGREEMENT

HEARTLAND VALUE PLUS FUND

For all services rendered by Heartland Advisors, Inc. (the “Advisor”) hereunder, the above-named Fund, a series of Heartland Group, Inc., shall pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.70% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.70% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Advisor monthly.

Executed as of the ____ day of _______, 2022.

HEARTLAND ADVISORS, INC.

By:
Nicole J. Best, Senior Vice President, Chief Financial Officer and Chief Accounting Officer

HEARTLAND GROUP, INC.

By:
William R. Nasgovitz, Chief Executive Officer and President

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EXHIBIT C

to the

INVESTMENT ADVISORY AGREEMENT

HEARTLAND MID CAP VALUE FUND

For all services rendered by Heartland Advisors, Inc. (the “Advisor”) hereunder, the above-named Fund, a series of Heartland Group, Inc., shall pay the Advisor and the Advisor agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.75% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.75% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to the Advisor monthly.

Executed as of the ____ day of _______, 2022.

HEARTLAND ADVISORS, INC.

By:
Nicole J. Best, Senior Vice President, Chief Financial Officer and Chief Accounting Officer

HEARTLAND GROUP, INC.

By:
William R. Nasgovitz, Chief Executive Officer and President

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HEARTLAND GROUP, INC. 790 NORTH WATER ST, STE 1200 MILWAUKEE, WI 53202 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D64072-S37639 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors of Heartland Group, Inc. recommends you vote FOR the For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. election of the director nominees and FOR the approval of the new investment advisory agreement. 1. To elect six directors until their successors are duly elected and qualified 01) Ward D. Armstrong 02) Dianna Gonzales-Burdin 03) Dale J. Kent 04) Robert A. Rudell 05) Dina A. Tantra 06) William R. Nasgovitz For Against Abstain 2. To approve a new investment advisory agreement between Heartland Group, Inc., on behalf of the Heartland Value Fund, and Heartland Advisors, Inc., the investment advisor to the Heartland Value Fund. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on April 5, 2022: The Letter to Shareholder, Notice of Meeting and Proxy Statement is available online at www.proxyvote.com. D64073-S37639 Heartland Value Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Heartland Value Fund hereby appoints Nicole J. Best and Vinita K. Paul, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Heartland Value Fund standing in the name of the undersigned at the close of business on January 10, 2022, at a Special Meeting to be held on April 5, 2022, at Heartland Group, Inc.'s offices located at 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202 at 10:00 a.m. local time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF. PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HEARTLAND GROUP, INC. 790 NORTH WATER ST, STE 1200 MILWAUKEE, WI 53202 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D64074-S37639 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors of Heartland Group, Inc. recommends you vote FOR the For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. election of the director nominees and FOR the approval of the new investment advisory agreement. 1. To elect six directors until their successors are duly elected and qualified 01) Ward D. Armstrong 02) Dianna Gonzales-Burdin 03) Dale J. Kent 04) Robert A. Rudell 05) Dina A. Tantra 06) William R. Nasgovitz For Against Abstain 2. To approve a new investment advisory agreement between Heartland Group, Inc., on behalf of the Heartland Value Plus Fund, and Heartland Advisors, Inc., the investment advisor to the Heartland Value Plus Fund. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on April 5, 2022: The Letter to Shareholder, Notice of Meeting and Proxy Statement is available online at www.proxyvote.com. D64075-S37639 Heartland Value Plus Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Heartland Value Plus Fund hereby appoints Nicole J. Best and Vinita K. Paul, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Heartland Value Plus Fund standing in the name of the undersigned at the close of business on January 10, 2022, at a Special Meeting to be held on April 5, 2022, at Heartland Group, Inc.'s offices located at 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202 at 10:00 a.m. local time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF. PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HEARTLAND GROUP, INC. 790 NORTH WATER ST, STE 1200 MILWAUKEE, WI 53202 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above. 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903. 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D64076-S37639 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors of Heartland Group, Inc. recommends you vote FOR the For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. election of the director nominees and FOR the approval of the new investment advisory agreement. 1. To elect six directors until their successors are duly elected and qualified 01) Ward D. Armstrong 02) Dianna Gonzales-Burdin 03) Dale J. Kent 04) Robert A. Rudell 05) Dina A. Tantra 06) William R. Nasgovitz For Against Abstain 2. To approve a new investment advisory agreement between Heartland Group, Inc., on behalf of the Heartland Mid Cap Value Fund, and Heartland Advisors, Inc., the investment advisor to the Heartland Mid Cap Value Fund. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on April 5, 2022: The Letter to Shareholder, Notice of Meeting and Proxy Statement is available online at www.proxyvote.com. D64077-S37639 Heartland Mid Cap Value Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Heartland Mid Cap Value Fund hereby appoints Nicole J. Best and Vinita K. Paul, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Heartland Mid Cap Value Fund standing in the name of the undersigned at the close of business on January 10, 2022, at a Special Meeting to be held on April 5, 2022, at Heartland Group, Inc.'s offices located at 790 North Water Street, Suite 1200, Milwaukee, Wisconsin 53202 at 10:00 a.m. local time and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY MEETING FOLLOWING POSTPONEMENTS OR ADJOURNMENTS THEREOF. PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. 26412402.1